UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

AVISTA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-03701	91-0462470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 East Mission Avenue
Spokane, Washington		99202-2600
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 489-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders of Avista Corp. was held on May 12, 2022. Three proposals were submitted to shareholders as disclosed in Avista Corp.'s Definitive Proxy Statement filed on March 31, 2022, of which all three were approved. There were 72,191,571 shares of common stock issued and outstanding as of March 11, 2022, the record date, with 65,539,433 shares represented at said meeting. The proposals and the results of the voting are as follows:

Proposal 1: Election of eleven directors, for one-year terms expiring at the 2023 Annual Meeting of Shareholders, and until their successors are elected.

Director	For	Against	Abstain	Broker Non-Votes
Julie A. Bentz	60,165,511	210,296	118,569	5,045,057
Kristanne Blake	54,300,435	6,078,805	115,136	5,045,057
Donald C. Burke	59,511,179	858,793	124,404	5,045,057
Rebecca A. Klein	59,656,408	723,626	114,342	5,045,057
Sena M. Kwawu	60,101,968	269,382	123,026	5,045,057
Scott H. Maw	56,678,000	3,694,330	122,046	5,045,057
Scott L. Morris	55,521,793	4,853,552	119,031	5,045,057
Jeffry L. Philipps	60,069,280	304,250	120,846	5,045,057
Heidi B. Stanley	55,738,085	4,643,252	113,039	5,045,057
Dennis P. Vermillion	60,025,942	347,892	120,542	5,045,057
Janet D. Widmann	59,798,279	582,615	113,482	5,045,057

All directors were elected since the number of votes cast “for” each nominee exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the election.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2022.

For	Against	Abstain	Broker Non-Votes
63,116,076	2,325,772	97,585	N/A

This proposal was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions had no effect on the outcome.

Proposal 3: Advisory (non-binding) vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
58,648,594	1,546,971	298,811	5,045,057

This advisory (non-binding) resolution was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the outcome.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Avista Corporation
(Registrant)

Date:	May 18, 2022	By:	/s/ Gregory C. Hesler
Gregory C. Hesler Vice President, General Counsel, and Chief Compliance Officer